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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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         Date of Report (Date of earliest event reported): MARCH 1, 2000
                                                           -------------


                              ANDOVER BANCORP, INC.
               (Exact name of Registrant as specified in charter)

       DELAWARE                                      000-16358                           04-2952665
----------------------------                  ------------------------               -------------------
(State or other jurisdiction                  (Commission file number)                 (IRS employer
     of incorporation)                                                               identification no.)
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                  61 MAIN STREET, ANDOVER, MASSACHUSETTS 01810
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               (Address of principal executive offices) (Zip Code)


                                 (978) 749-2000
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              (Registrant's telephone number, including area code)


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ITEM 5 - OTHER EVENTS

     This Current Report on Form 8-K is filed for the purpose of filing audited consolidated balance sheets of Andover Bancorp, Inc. and subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for each of the years in the three year period ended December 31, 1999, which are attached hereto as
Exhibit 99.1.


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ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

23.1     Consent of KPMG LLP

27.1     Financial data schedule

99.1 Andover Bancorp, Inc. audited consolidated financials for the fiscal year ended December 31, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.


                                            ANDOVER BANCORP, INC.


Dated: March 1, 2000                        By: /s/ Joseph F. Casey
                                                -------------------------------
                                                Name:  Joseph F. Casey
                                                Title: Chief Financial Officer
                                                        and Treasurer


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                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION

23.1     Consent of KPMG LLP

27.1     Financial data schedule

99.1 Andover Bancorp, Inc. audited consolidated financials for the fiscal year ended December 31, 1999.


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